Exhibit 10.18

SECOND AMENDMENT TO LEASE AGREEMENT

THIS SECOND AMENDMENT TO LEASE AGREEMENT (the “Second Amendment”) is made as of the 30th day of July, 2010 by and between RALEIGH FLEX OWNER I, LLC, a Delaware limited liability company (the “Landlord”) and CHARLES & COLVARD, LTD., a North Carolina corporation, (the “Tenant”).

WITNESSETH:

WHEREAS, Duke Realty Limited Partnership and Tenant entered into a certain Lease Agreement dated March 26, 2004, as amended by that certain First Lease Amendment dated September 22, 2004 (collectively, the “Lease”) whereby Tenant leased the premises known as Suite A (the “Premises”) located at 300 Perimeter Park Drive, Raleigh, North Carolina (the “Building”), as more fully shown on Exhibit A attached hereto and incorporated by this reference, in Eastridge at Perimeter Park (the “Park”), as more fully described on Exhibit B attached hereto and incorporated by this reference.

WHEREAS, Duke Realty Limited Partnership transferred all right, title and interest in the Premises and the Lease to FirstCal Industrial 2 Acquisition, LLC; and

WHEREAS, FirstCal Industrial 2 Acquisition, LLC transferred all right, title and interest in the Premises and the Lease to the Landlord; and

WHEREAS, the Landlord and Tenant desire to amend and modify the Lease as provided herein.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           The parties hereto hereby acknowledge, confirm and agree that the foregoing recitals are true. Except as otherwise expressly provided herein, all defined terms used in this Second Amendment shall have the same respective meanings as are provided for such defined terms in the Lease.

2.           Tenant’s Proportionate Share. Section 1.01(c) of the Lease is hereby amended to provide that Tenant’s Proportionate Share is 3.47%.

3.           Address for Notices. Section 1.01(1) of the Lease is hereby amended by deleting Landlord’s address for notices and inserting the following in lieu thereof:

Raleigh Flex Owner I LLC
c/o Lutz Real Estate Investments
31700 Middlebelt Rd., Suite 135
Farmington Hills, MI 48334

with a copy to:

Lutz Real Estate Investments
500 Perimeter Park Drive, Suite D
Morrisville, NC 27560

and with a further copy to:

Weatherspoon & Voltz LLP
Attn: Elizabeth W. Voltz, Esq.
203 E. Whitaker Mill Road
Suite 109
Raleigh, NC 27608

4.           Sections 3.02. 3.05 and 3.06 of the Lease are hereby amended to replace the word “Building” with the word “Park”.

5.           Section 3.02 (d) is hereby amended to add:

(viii). Replacement of Roofs.

6.           Article VII of the Lease is hereby amended to replace the word “Building” with the word “Park”.

7.           Sections 8.05 and 8.06 of the Lease are hereby amended to replace the word “Building” with the word “Park”.

8.           This Second Amendment shall be effective as of January 1, 2010 it being understood and agreed to by the Tenant by Tenant’s Proportionate Share shall be based on the Park for the entire year of 2010.

9.           Except as amended hereby, all terms and conditions of the Lease shall remain in full force and effect, and the parties hereto hereby ratify and affirm the terms and conditions of the Lease, as those terms and conditions are amended hereby.

10.         This Second Amendment shall be binding upon and shall inure to the benefit of Landlord and Tenant and their respective successors and assigns, and shall be construed under and enforceable in accordance with the laws of the State of North Carolina.

11.         This Second Amendment may contain more than one counterpart of the signature page, and may be executed by affixing the signatures of each party to one of such counterpart signature pages; all of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page to this Second Amendment.

[Remainder of page intentionally left blank — Signatures follow on next page]

IN WITNESS WHEREOF, the Landlord and the Tenant have caused this instrument to be duly executed, under seal, as of the day and year first set forth above.

LANDLORD:

RALEIGH FLEX OWNER I LLC,
a Delaware limited liability company

By:  Raleigh Flex Investor LLC,
a Delaware limited liability company
Its Sole Member

By: Raleigh Flex Manager LLC,
a Michigan limited liability company
Its Manager

By: /s/ Adam Lutz
Adam Lutz, its Manager

TENANT:
CHARLES & COLVARD, LTD.,
a North Carolina corporation

By:  /s/ Timothy L. Krist                                                                 (SEAL)
Printed Name:  Timothy L. Krist
Title:  CFO

EXHIBIT A

The Building

EXHIBIT B

Legal Description of the Park

100 Perimeter Park Drive

Real property in the City of Morrisville, County of Wake, State of North Carolina, described as follows:

Beginning at a point located in the northern edge of the right-of-way of Perimeter Park Drive, said point being the southwest corner of Lot 200 according to plat recorded in Book of Maps 1985, Page 739, Wake County Registry and running thence with said right-of-way of Perimeter Park Drive North 84 degrees 22 minutes 31 seconds West 80.70 feet to a point; thence with the western edge of the right-of-way of Perimeter Park Drive South 24 degrees 07 minutes 00 seconds East 30.54 feet to a point; thence leaving said right-of-way North 89 degrees 12 minutes 23 seconds West 203.76 feet to a point; thence North 44 degrees 26 minutes 10 seconds West 68.02 feet to a point, a corner of the now or formerly Marvin Watkins property; thence with the property line of said Watkins property North 24 degrees 36 minutes 41 seconds West 513,15 feet to an existing iron pipe, located in the property line of the now or formerly C.V.M. Investment property; thence with said C.V.M. Investment property line two (2) calls as follows: (1) North 78 degrees 47 minutes 05 seconds East 13.30 feet to an existing iron pipe and (2) North 81 degrees 43 minutes 00 seconds East 475.17 feet to a new iron pipe located in the northwest corner of Lot 200 according to the aforementioned recorded plat; thence with the western property line of said Lot 200 South 04 degrees 59 minutes 10 seconds East 571.17 feet to the point and place of beginning, containing 5.018 acres, and being Lot 100 according to plat entitled “As-Built Survey, Perimeter Park, Lot-100” dated August 18, 1987, last revised November 11, 1993, prepared by John A. Edwards & Company Consulting Engineers.

Together with the easements set forth in Encroachment Agreement recorded in Book 4121, Page 927, Wake County Registry, and Encroachment Agreement recorded in Book 4121, Page 932, Wake County Registry.

Also together with the easements set forth in the Declaration of Easements recorded in Book 4286, Page 213, Wake County Registry.

300 Perimeter Park Drive

Real property in the City of Morrisville, County of Wake, State of North Carolina, described as follows:

Being all of Building Lot 300, containing 6.31 acres, according to plat entitled “As-Built Survey, Budding 300, Property of Perimeter Park Associates, Wake County, North Carolina, dated March 6, 1985, prepared by Al Prince and Associates, P.A. and recorded in Book of Maps 1985, Page 408, Wake County Registry.

Together with the easements set forth in the Declaration of Easements recorded in Book 4286, Page 213, Wake County Registry.

500 Perimeter Park Drive

Real property in the City of Morrisville, County of Wake, State of North Carolina, described as follows:

Beginning at a point located in the southern edge of the right-of-way of Perimeter Park Drive, said point being the northeast corner of Lot 1000 and the northwest corner of Lot 500, both as shown on plat recorded in Book of Maps 1984, Page 957, Wake County Registry, and running thence with said right-of-way of Perimeter Park Drive two (2) calls as follows. (1) South 66 degrees 55 minutes 00 seconds East 173.22 feet to a point; and (2) South 89 degrees 06 minutes 00 seconds East 232.15 feet to a point; thence leaving said right-of-way of Perimeter Park Drive South 00 degrees 30 minutes 00 seconds West 199,90 feet to a point; thence South 09 degrees 26 minutes 40 seconds West 251.69 feet to a point; thence South 02 degrees 21 minutes 53 seconds West 215.13 feet to a point; thence North 89 degrees 33 minutes 38 seconds West 332.00 feet to a point; thence North 03 degrees 28 minutes 28 seconds West 364.98 feet to a point; thence North 02 degrees 16 minutes 00 seconds East 368.11 feet to the point and place of beginning; containing 5.821 acres and being entitled “As-Built Survey, Perimeter Park, Building 500” prepared by John A. Edwards & Company, dated June 8, 1990, last revised November 11, 1993, and as shown on plat recorded in Book of Maps 1984, Page 957, Wake County Registry.

Together with the easements set forth in the Declaration of Easements recorded in Book 4286 Page 213, Wake County Registry

1000 Perimeter Park Drive

Real property in the City of Morrisville, County of Wake, State of North Carolina, described as follows:

Beginning at an iron pin located at the northeast corner of Tract J of the property of J. W. Watkins and wife, Mattic Watkins, as same is shown on plat of said property recorded in Plat Book 1982, Page 1024 in the Wake County Public Registry; and running thence with the north boundary of Tract J North 87 degrees 44 minutes 10 seconds West 450.92 feet to a nail in the centerline of the right-of-way of (SR 1002); thence four lines with the center of said right-of way as follows: (1) North 18 degrees 43 minutes 23 seconds East 55.39 feet to a point; (2) North 18 degrees 43 minutes 46 seconds East 58.11 feet to a point; (3) North 16 degrees 55 minutes 56 seconds East 100.40 feet to a point; and (4) North 15 degrees 51 minutes 12 seconds East 100.0 feet to a point in said centerline; thence with the southern edge of the right-of-way of Perimeter Park Drive South 72 degrees 22 minutes 08 seconds East 134.63 feet to a point; thence continuing with said right-of-way of Perimeter Park Drive South 87 degrees 44 minutes 10 seconds East 465.0 feet to a point; thence South 02 degrees 16 minutes West 368.11 feet to an iron pin; thence North 87 degrees 44 minutes 10 seconds West 255.0 feet to an iron pin; thence with the east boundary of Tract J North 18 degrees 53 minutes 05 seconds East 105.0 feet to the point and place of beginning, said property containing 4.5295 acres and being Lot 1000 according to plat entitled “As Built Survey, Perimeter Park, Building 1000, Morrisville, North Carolina”, dated April 26, 1989, last revised November 11, 1993, prepared by John A. Edwards & Company, Consulting Engineers, and also shown on plat recorded in Map Book 1984, Page 957, Wake County Registry,

Together with the easements set forth in the Declaration of Easements recorded in Book 4286, Page 213, Wake County Registry.

APN:      0756267276 (Lot 100 Perimeter Park)

0756352770 (Lot 300 Perimeter Park)

0756255327 (Lot 500 Perimeter Park)

0756250514 (Lot 1000 Perimeter Park)

200 Perimeter Park Drive

All that tract or parcel of land lying and being in Wake County, North Carolina, and being more particularly described as follows:

Beginning at a point located in the northern edge of the right of way of Perimeter Park Drive, said point also being the southeast corner of Lot 100 as shown on plat recorded in Book of Maps 1985, page 739, Wake County Registry, and running thence with the property line of said Lot 100 North 04° 59’ 10” West 571.17 feet to a point; thence North 81° 43’ 00” East 475.18 feet to a point, a corner with the now or formerly Golden Corral property; thence with the property line of said Golden Corral property three (3) calls as follows: (1) South 18° 55’ 10” West 69.42 feet to a point; (2) South 26° 48’ 40” East 52.52 feet to an existing iron pipe; and (3) South 01° 13’ 43” West 565.39 feet to an existing iron pipe, the northeast corner of Lot 300 as shown on plat recorded in Book of Maps 1985, Page 408, Wake County Registry; thence with the northern property line of said Lot 300 and with the northern edge of the right of way of Perimeter Park Drive North 84° 22’ 31” West 411.62 feet to the point and place of beginning, and being all of Lot 200, containing 6.296 acres, according to plat entitles “As-Built Survey, Perimeter Park, Lot 200” dated June 28, 1988, revised and updated September 27, 1993, prepared by John A. Edwards & Company, Consulting Engineers and also being all of Lot 200 according to plat recorded in Book of Maps 1985, Page 739, Wake County Registry.

Together with the rights, privileges and easement set forth in that certain Declaration recorded in Book 5805, Page 26, Wake County Registry (Easement Tract 1); and

Together with the rights, privileges and easements set forth in that certain Declaration of Easements recorded in Book 4286, Page 213, Wake County Registry (Easement Tract II).

APN: 0756362207

400 Perimeter Park Drive

Beginning at an existing iron pipe located in the southern edge of the right-of-way of Perimeter Park Drive, said pipe being the northeast corner of Building Lot 500, Perimeter Park, as shown on plat of survey recorded in Book 1984, Page 957, Wake County Registry and being the northwest corner of the hereinafter described Building Lot 400 of Perimeter Park as shown on plat of survey recorded in Book of Maps 1984, Page 1798, Wake County Registry, and running thence with said right-of-way of Perimeter Park Drive, South 89 degrees 06 minutes 00 seconds East 340.53 feet to an existing iron pipe located in the western property line of Building Lot 300, Perimeter Park, as shown on plat of survey recorded in Book of Maps 1985, Page 408, Wake County Registry; thence with the western property line of said Building Lot 300 and with the western property line of the maintenance storage area lot, Perimeter Park, as shown on plats of surveys recorded in book of Maps 1985, Page 740, and Book of Maps 1994, Page 404, Wake County Registry, respectively, three (3) calls as follows: (1) South 01 degree 00 minutes 00 seconds West 248.38 feet to an existing iron pipe; (2) South 02 degrees 56 minutes 41 seconds West 112.50 feet to a PK nail; and (3) South 00 degrees 26 minutes 22 seconds West 300.00 feet to an iron pipe set located in the property line of the now or formerly Air Park Associates Property described in Deed Book 5438, Page 219, Wake County Registry; thence with the property line of said Air Park Associates Property, North 89 degrees 33 minutes 38 seconds West 380.00 feet to an existing iron pipe, said pipe marking the southeast corner of Building Lot 500, Perimeter Park, as shown on plat of survey recorded in Book of Maps 1984, Page 957, Wake County Registry; thence with the eastern property line of said Building Lot 500 three (3) calls as follows: (1) North 02 degrees 21 minutes 53 seconds East 215.13 feet to an iron pipe; (2) North 09 degrees 26 minutes 40 seconds East 251.69 feet to an iron pipe; and (3) North 00 degrees 30 minutes 00 seconds East 199.90 feet to the point and place of beginning, and being designated as Building 400, Perimeter Park, containing 5.433 acres according to plat of survey entitled “As Built Survey, Property of: Perimeter Park Associates, Building 400, Morrisville, Wake County, North Carolina”, and being Lot 400 as shown on plat of survey recorded in Book of Maps 1984, Page 1798 Wake County Registry.

TOGETHER WITH the following:

1.
Non-exclusive easements for the installation, maintenance and use of drainage and sanitary sewer lines as set forth in Declaration of Easements, dated June 13, 1988, recorded in Book 4286, Page 216, Wake County Registry; and

2.
Easements appurtenant to the above-described property as set forth in Declaration dated October 7, 1985, recorded in Book 3585, Page 278, Wake County Registry, as amended in Supplemental Declaration dated June 2, 1988, and recorded in Book 4286, Page 206, Wake County Registry.

800 Perimeter Park Drive

Beginning at a PK nail located in the Northern edge of the right-of-way of Perimeter Park Drive, said nail being the Southwest corner of the hereinafter described building Lot 800, Perimeter Park, as shown on Plat of Survey recorded in Book of Maps 1987 Page 162, Wake County Registry and said nail being located in the Eastern property line of building Lot 900, Perimeter Park, as shown on Plat of Survey recorded in Book of Maps 1984, Page 57, Wake County Registry, and running thence with the Eastern property line of said building Lot 900, North 02 degrees 04 minutes 30 seconds East 180.00 feet to an existing iron pipe located in the property line of the now or formerly Marvin Watkins property described in Deed Book 1345, Page 529, Wake County Registry; thence with the property line of said Marvin Watkins property North 69 degrees 26 minutes 20 seconds East 358.97 feet to an existing iron pipe located in the property line of building Lot 100, Perimeter Park as shown on Plat of Survey recorded in book of Maps 1987, Page 1662, Wake County Registry; thence with the property line of said building Lot 100 two (2) calls as follows: (1) South 44 degrees 26 minutes 10 seconds East 68.02 feet to an existing iron pipe: and (2) South 89 degrees 12 minutes 23 seconds East 203.76 feet to an existing iron pipe located in the Western edge of the right-of-way of Perimeter Park Drive; thence with the Western and Northern edges of the right-of-way of Perimeter Park Drive five (5) calls as follows: (1) South 24 degrees 07 minutes 00 seconds East 113.18 feet to an existing iron pipe; (2) South 00 degrees 54 minutes 00 seconds West 166.00 feet to an existing iron pipe; (3) in a Southwesterly direction, along a curve to the right, having a radius of 60.0 feet, an arc distance of 94.25 feet to an existing iron pipe; (4) North 89 degrees 06 minutes 00 seconds West 419.10 feet to an existing iron pipe; and (5) North 66 degrees 55 minutes 00 seconds West 171.36 feet to the point and place of beginning, being building Lot 800, Perimeter Park, containing 4.4894 acres as shown on Plat of Survey entitled “AS-BUILT SURVEY, PROPERTY OF PERIMETER PARK ASSOCIATES, BUILDING 800, MORRISVILLE, WAKE COUNTY, NORTH CAROLINA”, dated June 3, 1996, prepared by John A. Edwards, Jr. registered land surveyor, of John A. Edwards & Company and being all of Lot 800 as shown on Plat of Survey recorded in Book of Maps 1987, Page 1662, Wake County Registry.

Together with Non-exclusive easements for the installation, maintenance and use of drainage and sanitary sewer lines as set forth in Declaration of Easements dated June 13, 1988 and recorded in Book 4286, Page 213, Wake County Registry.

900 Perimeter Park Drive

All that tract or parcel of land lying and being in Wake County, North Carolina, and being more particularly described as follows:

Being all of that certain tract or parcel of and designated as Lot 900, according to plat entitled “Lots 500, 800, 900, 1000 & Perimeter Park Drive, As Built Survey, Perimeter Park, Wake County, N.C.” prepared by Al. Prince & Associates, P.A. and recorded in Book of Maps 1984, Page 957, Wake County Registry.

Together with non-exclusive easements for the installation, maintenance and use of drainage and sanitary sewer lines as set forth in Declaration of Easements dated June 13, 1988 and recorded in Book 4286, Page 213, Wake County Registry.